                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANY



Investment Company Act file number      811-2352
                                   ----------------------------

                        Hatteras Income Securities, Inc.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


                           One Bank of America Plaza
                                 NC1-002-12-01
                              Charlotte NC  28255
-----------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


                           Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
             ------------------------------------------------------
                    (Name and address of agent for service)


Registrant's telephone number, including area code:   617-585-4225
                                                    ---------------------


Date of fiscal year end:   December 31, 2004
                        -------------------------

Date of reporting period:  December 31, 2004
                         ------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

                                         (HATTERAS INCOME SECURITIES, INC. LOGO)

                                                                   ANNUAL REPORT
                                                                 TO SHAREHOLDERS

                                                               DECEMBER 31, 2004

THE COMPANY FILES A COMPLETE SCHEDULE OF PORTFOLIO HOLDINGS WITH THE SEC FOR THE FIRST AND THIRD QUARTERS OF EACH FISCAL YEAR ON FORM N-Q. THE COMPANY'S FORM N-Q IS AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV AND MAY BE REVIEWED AND COPIED AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, DC. INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING
1-800-SEC-0330.

GUIDELINES AND INFORMATION ABOUT HOW HATTERAS INCOME SECURITIES, INC. VOTED PROXIES FOR SECURITIES IT HELD DURING THE 12-MONTH PERIOD ENDED JUNE 30, 2004 ARE AVAILABLE WITHOUT CHARGE AT WWW.NATIONSFUNDS.COM AND AT WWW.SEC.GOV OR BY CALLING 1-800-982-2271.

       NOT FDIC-INSURED                 MAY LOSE VALUE                 NO BANK GUARANTEE

SHARES OF THE COMPANY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR ISSUED, ENDORSED OR GUARANTEED BY, BANK OF AMERICA, N.A. OR ANY OF ITS AFFILIATES. THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY DOES NOT INSURE SUCH SHARES. AN INVESTMENT IN THE COMPANY INVOLVES CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

AFFILIATES OF BANK OF AMERICA PROVIDE INVESTMENT ADVISORY AND OTHER SERVICES TO THE COMPANY, FOR WHICH THEY ARE COMPENSATED.

HATTERAS INCOME SECURITIES, INC.

DEAR SHAREHOLDER:

We are pleased to present the Hatteras Income Securities, Inc. (the "Company") annual report to shareholders for the year ended December 31, 2004.

INVESTMENT OBJECTIVE

The Company is a closed-end investment company registered under the Investment Company Act of 1940, as amended, and its shares are traded on the New York Stock Exchange under the symbol "HAT." The Company's investment objective is to seek high monthly income consistent with prudent investment risk.

PERFORMANCE UPDATE*

For the year ended December 31, 2004, the Company distributed net investment income of $0.77 per share. In December, the monthly dividend rate was $0.051 per share, which equates to an annualized yield of 4.18%, based on the year-end closing market price of $14.63 per share.

The net asset value of the Company's shares on December 31, 2004 was $14.74 per share. Based on net asset value at the end of the period, the Company's shares posted a 12-month total return of 5.55%.

MARKET ENVIRONMENT

The US economy grew at a robust pace in 2004, despite soaring energy prices and geopolitical uncertainties, which weighed on both the economy and the financial markets throughout most of the year. Disappointing job growth early in the year raised concerns about the resilience of the economy, but the news improved as the year wore on. Consumer confidence snapped back in the last month of the period after several months of strong new jobs reports. Healthy profits, a rebound in capital spending and relatively low interest rates continued to buoy business sentiment, and business spending rose. Good news on the economy spurred the Federal Reserve Board (the Fed) to raise a key short-term interest rate in order to keep inflation and the pace of economic growth under control. The Fed raised the federal funds rate from 1.0% to 2.25% in five one-quarter percentage point steps during the second half of the period, the first such increase in four years.(1)

Generally, stocks generated another year of double-digit returns, led by value and small-cap stocks. The S&P 500 Index(2) returned 10.88% for the year. Most of that return was generated in the last 10 weeks of the period. Energy and real estate were the strongest performing sectors. Health care and technology stocks were the weakest. However, technology staged a significant rally in the fourth quarter of 2004.

Bonds held up much better than forecasted, given the expectation for higher interest rates. In fact, intermediate- and long-term interest rates moved sideways to down for the year, as the bond market

(1) On February 2, 2005, the federal funds rate was increased to 2.50%.

(2) The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

* THE PERFORMANCE QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NOT AN INDICATION OF FUTURE RESULTS.

responded favorably to the Fed's actions on short-term rates. The Lehman Brothers Aggregate Bond Index(3) returned 4.34%. Mortgage and corporate bonds did better than Treasuries. High-yield bonds performed in line with equities. The Merrill Lynch US High Yield, Cash Pay Index(4) returned 10.76% for the year.

MARKET OUTLOOK

The United States enters 2005 poised for a fourth consecutive year of economic expansion. While investors should not anticipate spectacular growth rates, gains should be sufficient to underwrite a reasonable degree of confidence among consumers and businesses. Some of the props that bolstered economic growth during the past three years will be missing -- namely, large tax cuts, an accommodative Fed policy and the lowest mortgage rates in history, which fueled a boom in refinancing and boosted household income.

Yet, we believe that a number of positive forces are likely to remain. Productivity continues to rise, oil prices have come down from their recent high and household spending growth is likely to continue, thanks to elevated home prices and an improving stock market.

Our favorable outlook for the economy translates into a relatively upbeat forecast for the equity markets and caution toward the fixed-income markets. Rising interest rates would put considerable pressure on Treasury bonds. As a result, we believe that fixed-income investors should focus on corporate bonds and maintain a neutral weight in high-yield securities. The higher yields from these instruments should also provide some cushion if rates increase moderately.

Despite this relatively optimistic outlook, we are mindful that the global economy faces a number of risks, including the ongoing military action in Iraq, the continued threat of a major terrorist attack and the risk of a slowdown in the US housing market. Any one of these could derail our outlook for growth in the year ahead. Yet, investors should gain comfort from the fact that the US economy has proved its resilience time and again, and we expect that it would remain resilient in the face of any future challenge.

FUND LIQUIDATION

At meetings held on November 17-18, 2004, the Board of Directors of the Company approved a Plan of Liquidation and Termination (the "Plan") of the Company as both a registered investment company and a North Carolina corporation. At a special shareholders' meeting held February 18, 2005, shareholders of the Company approved the Plan. As a consequence, the trading of the Company's stock was halted prior to the opening of the New York Stock Exchange (the "NYSE") on February 22, 2005. In accordance with the Plan, the Company subsequently began the orderly liquidation of all of its assets to cash form and expects to make a final liquidating distribution on or about February 28, 2005. The Company will thereafter seek to de-list from the NYSE, de-register under the Investment Company Act of 1940 and dissolve as a North Carolina corporation.

We thank you for your continued support.

Sincerely,

WILLIAM P. CARMICHAEL                                          CHRISTOPHER L. WILSON
CHAIRMAN OF THE BOARD                                          PRESIDENT
HATTERAS INCOME SECURITIES, INC.                               HATTERAS INCOME SECURITIES, INC.

December 31, 2004

(3) The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, non-convertible investment grade debt issues. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4) The Merrill Lynch US High Yield, Cash Pay Index is an unmanaged index that tracks the performance of non-investment-grade corporate bonds. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS                                  DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 1.0%
             ASSET-BACKED -- HOME EQUITY LOANS -- 1.0%
$  200,000   GMAC Mortgage Corporation Loan Trust,
               Series 2004-HE5, Class A3,
               3.970% 09/25/34...........................................  AAA       AAA   $   199,141
   200,000   GSAA Trust,
               Series 2004-5, Class AF2,
               4.736% 06/25/34#..........................................  AAA       AAA       200,448
   100,000   GSAA Trust,
               Series 2004-10, Class AF2,
               4.736% 06/25/34#..........................................  AAA       AAA        99,424
                                                                                           -----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $501,672)...........................................                      499,013
                                                                                           -----------
             CORPORATE BONDS AND NOTES -- 46.1%
             AEROSPACE AND DEFENSE -- 0.6%
     7,000   Boeing Company,
               5.125% 02/15/13...........................................  A3        A           7,241
     7,000   General Dynamics Corporation,
               4.500% 08/15/10...........................................  A2        A           7,153
    32,000   Goodrich (BF) Company,
               7.625% 12/15/12...........................................  BAA3      BBB-       37,944
    75,000   Northrop Grumman Corporation,
               7.125% 02/15/11...........................................  BAA2      BBB        86,071
             Raytheon Company:
    45,000     5.375% 04/01/13...........................................  BAA3      BBB-       46,879
    85,000     7.200% 08/15/27...........................................  BAA3      BBB-      100,598
                                                                                           -----------
                                                                                               285,886
                                                                                           -----------
             AUTOMOTIVE -- 1.6%
   143,000   DaimlerChrysler NA Holdings Corporation,
               4.050% 06/04/08#..........................................  A3        BBB       142,705
             Ford Motor Company,
   175,000     7.450% 07/16/31#..........................................  BAA1      BBB-      176,005
             Ford Motor Credit Company,
   300,000     7.375% 02/01/11...........................................  A3        BBB-      323,325
             General Motors Acceptance Corporation:
    87,000     6.150% 04/05/07...........................................  BAA1      BBB-       89,407
    57,000     6.875% 09/15/11...........................................  BAA1      BBB-       58,413
                                                                                           -----------
                                                                                               789,855
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             BEVERAGES -- 0.4%
$   59,000   Anheuser-Busch Companies, Inc.,
               5.950% 01/15/33...........................................  A1        A+    $    63,657
   125,000   Cadbury Schweppes plc,
               5.125% 10/01/13@..........................................  BAA2      BBB       127,236
                                                                                           -----------
                                                                                               190,893
                                                                                           -----------
             BROADCASTING AND CABLE -- 1.9%
             Clear Channel Communications, Inc.:
    37,000     6.000% 11/01/06...........................................  BAA3      BBB-       38,475
    38,000     5.000% 03/15/12...........................................  BAA3      BBB-       37,642
             Comcast Cable Communications, Inc.:
   135,000     8.375% 03/15/13...........................................  BAA3      BBB       166,469
    45,000     7.125% 06/15/13...........................................  BAA3      BBB        52,135
   136,000   Liberty Media Corporation,
               3.500% 09/25/06...........................................  BAA3      BBB-      135,244
    40,000   Tele-Communications, Inc.,
               9.875% 06/15/22...........................................  BAA3      BBB        56,783
    45,000   The Walt Disney Company, MTN,
               5.500% 12/29/06...........................................  BAA1      BBB+       46,920
    31,000   Time Warner Entertainment, LP,
               7.250% 09/01/08...........................................  BAA1      BBB+       34,440
             Time Warner Inc.:
    22,000     8.110% 08/15/06...........................................  BAA1      BBB+       23,598
    45,000     9.125% 01/15/13...........................................  BAA1      BBB+       57,849
   171,000     7.625% 04/15/31#..........................................  BAA1      BBB+      206,869
             Viacom Inc.:
    39,000     5.625% 05/01/07...........................................  A3        A-         40,775
    22,000     6.625% 05/15/11...........................................  A3        A-         24,703
    15,000     7.875% 07/30/30...........................................  A3        A-         19,265
                                                                                           -----------
                                                                                               941,167
                                                                                           -----------
             BUILDING MATERIALS -- 0.2%
    87,000   Louisiana-Pacific Corporation,
               8.500% 08/15/05...........................................  BAA3      BBB-       89,317
                                                                                           -----------
             CHEMICALS -- BASIC -- 2.2%
   400,000   Hanna (MA) Company,
               6.520% 02/23/10#..........................................  B3        BB-       375,000
             Lyondell Chemical Company, Series B:
   122,000     9.875% 05/01/07#..........................................  B1        B+        127,795
   500,000     10.875% 05/01/09#.........................................  B3        B-        528,750
             The Dow Chemical Company:
    25,000     6.125% 02/01/11...........................................  A3        A-         27,383
    37,000     7.375% 11/01/29...........................................  A3        A-         44,891
                                                                                           -----------
                                                                                             1,103,819
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 4

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             CHEMICALS -- SPECIALTY -- 0.3%
             Eastman Chemical Company:
$   24,000     3.250% 06/15/08...........................................  BAA2      BBB   $    23,423
    52,000     6.300% 11/15/18...........................................  BAA2      BBB        56,256
    11,000   Monsanto Company,
               4.000% 05/15/08...........................................  BAA1      A-         11,035
             Praxair, Inc.:
    34,000     4.750% 07/15/07...........................................  A3        A-         34,992
    51,000     6.500% 03/01/08...........................................  A3        A-         55,162
                                                                                           -----------
                                                                                               180,868
                                                                                           -----------
             COMMERCIAL BANKING -- 3.4%
   220,000   Bank One Corporation,
               6.000% 08/01/08#..........................................  AA3       A+        235,462
    54,000   Capital One Bank,
               5.000% 06/15/09...........................................  BAA2      BBB        55,604
   135,000   Chase Manhattan Corporation,
               7.250% 06/01/07#..........................................  A1        A         146,159
             Citigroup Inc.:
    57,000     6.000% 02/21/12...........................................  AA1       AA-        62,357
   246,104     5.000% 09/15/14...........................................  AA2       A+        247,292
    38,000   City National Corporation,
               5.125% 02/15/13...........................................  A3        BBB        38,380
   141,000   First Union National Bank,
               5.800% 12/01/08...........................................  AA3       A         150,527
    88,000   Mellon Funding Corporation,
               6.700% 03/01/08...........................................  A2        A          95,542
    49,000   Regions Financial Corporation,
               7.750% 09/15/24...........................................  A2        A-         60,630
    30,000   SouthTrust Bank NA,
               4.750% 03/01/13...........................................  AA3       A          29,762
    44,000   The Bank of New York Company, Inc., MTN,
               Series E,
               3.900% 09/01/07...........................................  AA3       A+         44,352
    84,000   U.S. Bank NA,
               2.850% 11/15/06...........................................  AA2       AA-        83,293
   130,000   U.S. Bank NA, Minnesota,
               6.375% 08/01/11...........................................  AA3       A+        144,372
             Washington Mutual Inc.:
    40,000     2.400% 11/03/05...........................................  A3        A-         39,742
   125,000     5.625% 01/15/07...........................................  A3        A-        130,175
   134,000     4.625% 04/01/14...........................................  BAA1      BBB+      128,110
                                                                                           -----------
                                                                                             1,691,759
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             COMMERCIAL SERVICES -- 0.7%
$  183,000   Coinmach Corporation,
               9.000% 02/01/10#..........................................  B3        CCC+  $   191,235
   121,000   Waste Management, Inc.,
               7.375% 08/01/10...........................................  BAA3      BBB       138,696
                                                                                           -----------
                                                                                               329,931
                                                                                           -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.7%
   128,000   Hewlett-Packard Company,
               5.750% 12/15/06#..........................................  A3        A-        133,266
             International Business Machines Corporation:
    67,000     4.875% 10/01/06...........................................  A1        A+         68,798
    49,000     6.500% 01/15/28...........................................  A1        A+         55,423
    13,000     5.875% 11/29/32...........................................  A1        A+         13,748
   110,000   Office Depot, Inc.,
               6.250% 08/15/13...........................................  BAA3      BBB-      117,376
                                                                                           -----------
                                                                                               388,611
                                                                                           -----------
             COMPUTER SERVICES -- 0.1%
    37,000   SunGard Data Systems Inc.,
               4.875% 01/15/14...........................................  BAA2      BBB+       35,960
                                                                                           -----------
             CONSTRUCTION -- 1.0%
   204,000   Ryland Group, Inc.,
               8.000% 08/15/06...........................................  BAA3      BBB-      218,280
             Toll Corporation:
    67,000     4.950% 03/15/14(+)........................................  BAA3      BBB-       65,592
   174,000     8.000% 05/01/09...........................................  BA2       BB+       180,960
                                                                                           -----------
                                                                                               464,832
                                                                                           -----------
             CONSUMER CREDIT AND MORTGAGES -- 0.5%
    42,000   American General Finance Corporation, MTN, Series H,
               2.750% 06/15/08...........................................  A1        A+         40,380
   200,000   Countrywide Home Loans, Inc., MTN,
               4.125% 09/15/09...........................................  A3        A         199,104
                                                                                           -----------
                                                                                               239,484
                                                                                           -----------
             DEPARTMENT AND DISCOUNT STORES -- 0.7%
    10,000   Kohl's Corporation,
               6.000% 01/15/33...........................................  A3        A-         10,460
             Target Corporation:
    63,000     5.400% 10/01/08...........................................  A2        A+         66,577
    43,000     5.375% 06/15/09...........................................  A2        A+         45,517
    49,000     5.875% 03/01/12...........................................  A2        A+         53,356

                       SEE NOTES TO FINANCIAL STATEMENTS.
 6

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             DEPARTMENT AND DISCOUNT STORES -- (CONTINUED)
             Wal-Mart Stores, Inc.:
$  116,000     4.375% 07/12/07...........................................  AA2       AA    $   118,695
    53,000     4.550% 05/01/13...........................................  AA2       AA         53,497
                                                                                           -----------
                                                                                               348,102
                                                                                           -----------
             DIVERSIFIED ELECTRONICS -- 0.2%
   121,000   First Data Corporation,
               4.700% 08/01/13...........................................  A1        A+        120,785
                                                                                           -----------
             DIVERSIFIED MANUFACTURING -- 0.1%
    40,000   Fortune Brands, Inc.,
               2.875% 12/01/06...........................................  A2        A          39,625
                                                                                           -----------
             ELECTRIC POWER -- NON NUCLEAR -- 4.8%
   152,000   AES Corporation,
               8.500% 11/01/07#..........................................  B3        B-        154,280
    35,000   Appalachian Power Company, Series G,
               3.600% 05/15/08...........................................  BAA2      BBB        34,582
 1,000,000   Calpine Corporation,
               8.750% 07/15/13(+)#.......................................  NR        B         825,000
   295,000   CMS Energy Corporation,
               7.000% 01/15/05#..........................................  B1        B+        295,000
    77,000   Consolidated Edison Company of New York,
               4.700% 06/15/09...........................................  A1        A          79,151
    69,000   Consolidated Edison Company of New York, Series 2000-C,
               6.625% 12/15/05...........................................  A1        A          71,244
    41,000   Dominion Resources, Inc.,
               5.000% 03/15/13...........................................  BAA1      BBB+       41,252
    11,000   New York State Electric & Gas Corporation,
               5.750% 05/01/23...........................................  BAA2      BBB        11,245
             Pacific Gas & Electric Company:
    21,000     4.200% 03/01/11...........................................  BAA2      BBB        20,764
    30,000     6.050% 03/01/34...........................................  BAA2      BBB        31,159
             Pepco Holdings, Inc.:
    99,000     3.750% 02/15/06...........................................  BAA2      BBB        99,486
   130,000     6.450% 08/15/12...........................................  BAA2      BBB       143,646
             Progress Energy, Inc.:
   138,000     6.050% 04/15/07...........................................  BAA2      BBB-      144,716
    70,000     7.750% 03/01/31...........................................  BAA2      BBB-       84,010
   140,000   TXU Electric Delivery Company,
               7.000% 09/01/22...........................................  BAA2      BBB-      159,671

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
$  132,000   TXU Energy Company,
               7.000% 03/15/13...........................................  BAA2      BBB   $   147,424
    47,000   Westar Energy, Inc.,
               7.875% 05/01/07...........................................  BA1       BBB-       51,110
                                                                                           -----------
                                                                                             2,393,740
                                                                                           -----------
             ELECTRIC POWER -- NUCLEAR -- 0.6%
    93,000   American Electric Power Company, Inc.,
               5.250% 06/01/15...........................................  BAA3      BBB        93,909
    67,000   CenterPoint Energy Resources Corporation, Series B,
               7.875% 04/01/13...........................................  BA1       BBB        79,637
    23,000   Duquesne Light Company, Series D,
               6.700% 04/15/12...........................................  BAA1      NR         25,705
             Southern California Edison Company:
    36,000     5.000% 01/15/14...........................................  A3        BBB        36,582
    24,000     6.000% 01/15/34...........................................  A3        BBB        25,498
    41,000   Southern Power Company,
               6.250% 07/15/12...........................................  BAA1      BBB+       44,808
                                                                                           -----------
                                                                                               306,139
                                                                                           -----------
             FINANCE -- MISCELLANEOUS -- 7.8%
    53,000   CIT Group Inc.,
               7.375% 04/02/07...........................................  A2        A          57,227
 2,800,000   Dow Jones CDX HY,
               8.000% 12/29/09@..........................................  B3        NR      2,871,764
             Household Finance Corporation:
    74,000     7.200% 07/15/06...........................................  A1        A          78,144
    91,000     5.875% 02/01/09...........................................  A1        A          97,242
    38,000     6.375% 11/27/12...........................................  A1        A          41,985
             International Lease Finance Corporation:
    33,000     4.500% 05/01/08...........................................  A1        AA-        33,421
   146,000     3.500% 04/01/09#..........................................  A1        AA-       142,163
    84,224   Midland Funding II, Series A,
               11.750% 07/23/05#.........................................  BA3       BB-        87,452
             National Rural Utilities Cooperative Finance Corporation:
    49,000     3.250% 10/01/07...........................................  A1        A+         48,497
    56,000     5.750% 08/28/09...........................................  A2        A          59,854
    46,000     8.000% 03/01/32...........................................  A2        A          60,025
   236,000   Qwest Bank Loan Tranche (Merrill Lynch),
               6.500% 06/30/07(c)(d).....................................                      245,145
                                                                                           -----------
                                                                                             3,822,919
                                                                                           -----------
             FOOD AND DRUG STORES -- 0.8%
   121,000   Fred Meyer, Inc.,
               7.450% 03/01/08#..........................................  BAA2      BBB       133,406

                       SEE NOTES TO FINANCIAL STATEMENTS.
 8

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             FOOD AND DRUG STORES -- (CONTINUED)
$  155,000   Safeway, Inc.,
               5.625% 08/15/14...........................................  BAA2      BBB   $   159,923
             The Kroger Company:
    14,000     6.800% 04/01/11...........................................  BAA2      BBB        15,778
    16,000     6.750% 04/15/12...........................................  BAA2      BBB        18,065
    70,000     7.500% 04/01/31...........................................  BAA2      BBB        83,674
                                                                                           -----------
                                                                                               410,846
                                                                                           -----------
             FOOD PRODUCTS -- 1.7%
   500,000   Seminis Vegetable Seeds Inc.,
               10.250% 10/01/13..........................................  B3        B-        562,500
   265,000   United Agri Products,
               8.250% 12/15/11@..........................................  B1        B         284,213
                                                                                           -----------
                                                                                               846,713
                                                                                           -----------
             HEALTH SERVICES -- 0.3%
             Wellpoint Health Networks Inc.:
   105,000     6.375% 06/15/06...........................................  BAA1      BBB+      109,331
    47,000     6.375% 01/15/12...........................................  BAA1      BBB+       51,771
                                                                                           -----------
                                                                                               161,102
                                                                                           -----------
             HEAVY MACHINERY -- 1.0%
   209,000   AGCO Corporation,
               9.500% 05/01/08#..........................................  BA3       BB-       222,585
   139,000   Caterpillar Financial Services Corporation,
               4.500% 06/15/09#..........................................  A2        A         141,913
    66,000   Caterpillar Financial Services Corporation, MTN, Series F,
               2.350% 09/15/06...........................................  A2        A          64,922
    86,000   John Deere Capital Corporation, MTN, Series D,
               3.125% 12/15/05...........................................  A3        A-         85,870
                                                                                           -----------
                                                                                               515,290
                                                                                           -----------
             HOUSEHOLD PRODUCTS -- 0.1%
    42,000   Proctor & Gamble Company,
               4.750% 06/15/07...........................................  AA3       AA-        43,217
                                                                                           -----------
             INSURANCE -- 0.9%
             Metlife, Inc.:
    21,000     5.375% 12/15/12...........................................  A2        A          21,777
    39,000     6.500% 12/15/32...........................................  A2        A          42,531
    16,000   Nationwide Financial Services, Inc., Class A,
               5.900% 07/01/12...........................................  A3        A-         16,895
    88,000   Principal Life Global,
               6.250% 02/15/12@..........................................  AA2       AA         96,194

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             INSURANCE -- (CONTINUED)
$   29,000   Progressive Corporation,
               6.250% 12/01/32...........................................  A1        A+    $    31,089
   133,000   Prudential Funding LLC, MTN,
               6.600% 05/15/08@..........................................  A1        AA-       143,939
             The Hartford Financial Service Group, Inc.:
    30,000     2.375% 06/01/06...........................................  A3        A-         29,452
    23,000     4.625% 07/15/13...........................................  A3        A-         22,274
    25,000   Unitrin, Inc.,
               4.875% 11/01/10...........................................  BAA1      BBB+       24,834
                                                                                           -----------
                                                                                               428,985
                                                                                           -----------
             INTEGRATED OIL -- 1.2%
             Conoco Funding Company:
    70,000     5.450% 10/15/06...........................................  A3        A-         72,496
    96,000     6.350% 10/15/11#..........................................  A3        A-        107,153
   145,000   Marathon Oil Corporation,
               6.000% 07/01/12...........................................  BAA1      BBB+      157,116
    90,000   Occidental Petroleum Corporation,
               8.450% 02/15/29...........................................  BAA1      BBB+      121,917
   133,000   USX Corporation,
               6.650% 02/01/06...........................................  BAA1      BBB+      137,684
                                                                                           -----------
                                                                                               596,366
                                                                                           -----------
             INVESTMENT SERVICES -- 0.9%
             Goldman Sachs and Group, Inc.:
    21,000     4.125% 01/15/08...........................................  AA3       A+         21,264
   117,000     6.600% 01/15/12...........................................  AA3       A+        130,577
    11,000     5.700% 09/01/12...........................................  AA3       A+         11,660
   105,000     4.750% 07/15/13...........................................  AA3       A+        103,902
             Merrill Lynch & Company, Inc., MTN, Series B:
    60,000     2.070% 06/12/06...........................................  AA3       A+         59,515
    54,000     3.700% 04/21/08...........................................  AA3       A+         53,854
    51,000   Salomon Smith Barney Holdings Inc.,
               6.500% 02/15/08...........................................  AA1       AA-        55,222
                                                                                           -----------
                                                                                               435,994
                                                                                           -----------
             LODGING AND RECREATION -- 0.2%
   120,000   HMH Properties, Inc.,
               7.875% 08/01/08#..........................................  BA3       B+        123,300
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 10

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             METALS AND MINING -- 1.8%
$   67,000   Alcoa Inc.,
               7.375% 08/01/10...........................................  A2        A-    $    77,515
   500,000   IMCO Recycling, Inc.,
               10.375% 10/15/10#.........................................  B2        B         567,500
   231,000   Ryerson Tull, Inc.,
               9.125% 07/15/06...........................................  B2        B         235,620
                                                                                           -----------
                                                                                               880,635
                                                                                           -----------
             NATURAL GAS DISTRIBUTION -- 0.6%
   160,000   Atmos Energy Corporation,
               4.950% 10/15/14...........................................  BAA3      BBB       158,558
             NiSource Finance Corporation:
    75,000     6.150% 03/01/13...........................................  BAA3      BBB        81,304
    72,000     5.400% 07/15/14...........................................  BAA3      BBB        73,776
                                                                                           -----------
                                                                                               313,638
                                                                                           -----------
             NATURAL GAS PIPELINES -- 0.8%
    70,000   Consolidated Natural Gas Company, Series B,
               5.375% 11/01/06...........................................  A3        BBB+       72,302
    94,000   Duke Capital LLC,
               4.370% 03/01/09...........................................  BAA3      BBB-       94,611
   147,000   Kinder Morgan Inc.,
               6.650% 03/01/05#..........................................  BAA2      BBB       147,933
    82,000   Teppco Partners, L.P.,
               7.625% 02/15/12...........................................  BAA3      BBB        94,621
                                                                                           -----------
                                                                                               409,467
                                                                                           -----------
             OIL REFINING AND MARKETING -- 0.6%
   203,000   Evergreen Resources, Inc.,
               5.875% 03/15/12#@.........................................  BAA3      BBB-      212,107
    58,000   Valero Energy Corporation,
               6.875% 04/15/12...........................................  BAA3      BBB        65,786
                                                                                           -----------
                                                                                               277,893
                                                                                           -----------
             OILFIELD SERVICES -- 0.3%
    23,000   Devon Energy Corporation,
               7.950% 04/15/32#..........................................  BAA2      BBB        29,389
   113,000   XTO Energy, Inc.,
               7.500% 04/15/12...........................................  BAA3      BBB-      132,234
                                                                                           -----------
                                                                                               161,623
                                                                                           -----------
             PACKAGING AND CONTAINERS -- 1.0%
   500,000   Constar International Inc.,
               11.000% 12/01/12#.........................................  CAA1      B         518,750
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             PAPER AND FOREST PRODUCTS -- 2.5%
$   46,000   Champion International Corporation,
               7.350% 11/01/25...........................................  BAA2      BBB   $    53,081
             International Paper Company:
    50,000     4.250% 01/15/09...........................................  BAA2      BBB        50,183
    40,000     5.850% 10/30/12...........................................  BAA2      BBB        42,621
             MeadWestvaco Corporation:
    34,000     6.850% 04/01/12...........................................  BAA2      BBB        38,443
    60,000     8.200% 01/15/30...........................................  BAA2      BBB        74,974
    45,000     6.800% 11/15/32...........................................  BAA2      BBB        49,191
 1,000,000   Scotia Pacific Company LLC, Series B,
               7.110% 01/20/14...........................................  A3        NR        870,000
                                                                                           -----------
                                                                                             1,178,493
                                                                                           -----------
             PUBLISHING AND ADVERTISING -- 0.5%
    48,000   Gannett Company, Inc.,
               6.375% 04/01/12...........................................  A2        A          53,738
    45,000   Knight-Ridder, Inc.,
               7.125% 06/01/11...........................................  A2        A          51,835
             News America Holdings, Inc.:
     3,000     9.250% 02/01/13...........................................  BAA3      BBB-        3,866
     6,000     6.550% 03/15/33...........................................  BAA3      BBB-        6,386
    93,000     8.150% 10/17/36...........................................  BAA3      BBB-      118,002
    10,000   R.R. Donnelley & Sons Company,
               4.950% 04/01/14@..........................................  BAA1      A-         10,036
                                                                                           -----------
                                                                                               243,863
                                                                                           -----------
             RAILROADS, TRUCKING AND SHIPPING -- 0.2%
    79,000   Burlington Northern Santa Fe Corporation,
               6.750% 07/15/11...........................................  BAA2      BBB+       89,310
                                                                                           -----------
             REAL ESTATE -- 0.0%+
    11,000   ERP Operating LP,
               5.200% 04/01/13...........................................  BAA1      BBB+       11,226
                                                                                           -----------
             REAL ESTATE INVESTMENT TRUST (REITS) -- 0.6%
   115,000   Camden Property Trust,
               5.375% 12/15/13...........................................  BAA2      BBB       115,699
    75,000   Health Care Property Investors, Inc.,
               6.450% 06/25/12...........................................  BAA2      BBB+       82,118
   113,000   Simon Property Group LP,
               3.750% 01/30/09@..........................................  BAA2      BBB       111,209
                                                                                           -----------
                                                                                               309,026
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 12

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 2.3%
             AT&T Wireless Services Inc.:
$   66,000     8.125% 05/01/12...........................................  BAA2      A     $    79,783
    25,000     8.750% 03/01/31...........................................  BAA2      A          33,708
             Bellsouth Telecommunications, Inc.:
    79,000     5.000% 10/15/06...........................................  A2        A          81,225
   140,000     4.750% 11/15/12...........................................  A2        A         140,860
    25,000     6.375% 06/01/28...........................................  A2        A          26,482
             SBC Communications Inc.:
    98,000     5.750% 05/02/06...........................................  A2        A         101,142
    45,000     6.250% 03/15/11...........................................  A2        A          49,373
             Sprint Capital Corporation:
    15,000     6.125% 11/15/08...........................................  BAA3      BBB-       16,086
   110,000     8.375% 03/15/12...........................................  BAA3      BBB-      133,995
    65,000     6.875% 11/15/28...........................................  BAA3      BBB-       71,161
    81,000     8.750% 03/15/32...........................................  BAA3      BBB-      107,917
   150,000   Time Warner Telecommunications LLC,
               9.750% 07/15/08...........................................  B3        CCC+      151,875
   100,000   US Unwired Inc., Series B,
               10.000% 06/15/12..........................................  CAA1      CCC-      112,750
     7,000   Verizon Global Funding Corporation,
               7.750% 12/01/30...........................................  A2        A+          8,703
                                                                                           -----------
                                                                                             1,115,060
                                                                                           -----------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $22,359,728)........................................................   22,834,489
                                                                                           -----------
             FOREIGN BONDS AND NOTES -- 5.0%
             BROADCASTING AND CABLE -- 0.0%+
    11,000   Rogers Cable Inc.,
               6.250% 06/15/13...........................................  BA3       BB+        11,028
                                                                                           -----------
             BUILDING MATERIALS -- 0.1%
    49,000   Hanson Overseas BV,
               6.750% 09/15/05...........................................  BAA1      BBB+       50,164
                                                                                           -----------
             CHEMICALS -- SPECIALTY -- 0.9%
   400,000   Methanex Corporation,
               7.750% 08/15/05#..........................................  BA1       BBB-      408,000
    14,000   Potash Corporation of Saskatchewan Inc.,
               4.875% 03/01/13...........................................  BAA2      BBB+       14,072
                                                                                           -----------
                                                                                               422,072
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKING -- 0.1%
$   43,000   HSBC Holdings plc,
               7.350% 11/27/32@..........................................  AA2       A     $    51,698
    74,000   Scotland International Finance BV,
               4.250% 05/23/13@..........................................  AA3       AA-        71,031
                                                                                           -----------
                                                                                               122,729
                                                                                           -----------
             ELECTRIC POWER -- NON NUCLEAR -- 0.1%
    37,000   TransAlta Corporation,
               5.750% 12/15/13...........................................  BAA2      BBB-       38,101
                                                                                           -----------
             FOOD PRODUCTS -- 0.4%
   156,000   Unilever Capital Corporation,
               7.125% 11/01/10...........................................  A1        A+        179,434
                                                                                           -----------
             INTEGRATED OIL -- 0.6%
    85,000   BP Capital Markets plc,
               2.750% 12/29/06...........................................  AA1       AA+        84,130
             PEMEX Project Funding Master Trust:
    43,000     7.375% 12/15/14...........................................  BAA1      BBB-       47,795
   120,000     8.625% 02/01/22#..........................................  BAA1      BBB-      139,620
    23,000   Suncor Energy, Inc.,
               5.950% 12/01/34...........................................  A3        A-         24,112
                                                                                           -----------
                                                                                               295,657
                                                                                           -----------
             METALS AND MINING -- 0.4%
             Alcan Inc.:
    30,000     6.450% 03/15/11...........................................  BAA1      A-         33,354
    28,000     7.250% 03/15/31...........................................  BAA1      A-         33,776
    32,000   BHP Finance USA Ltd.,
               4.800% 04/15/13...........................................  A1        A+         32,420
    46,000   Codelco Inc.,
               5.500% 10/15/13@..........................................  A2        A          47,890
    24,000   Placer Dome, Inc.,
               6.450% 10/15/35...........................................  BAA2      BBB+       25,882
    31,000   Rio Tinto Finance USA Ltd.,
               2.625% 09/30/08...........................................  AA3       A+         29,724
                                                                                           -----------
                                                                                               203,046
                                                                                           -----------
             PUBLISHING AND ADVERTISING -- 0.1%
    68,000   Thomson Corporation,
               5.250% 08/15/13...........................................  A3        A-         70,391
                                                                                           -----------
             RAILROADS, TRUCKING AND SHIPPING -- 0.2%
    67,000   Canadian National Railway Company,
               6.900% 07/15/28...........................................  BAA1      BBB+       77,115
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 14

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             TELECOMMUNICATION SERVICES -- 2.1%
             British Telecommunications plc:
$   34,000     8.125% 12/15/10...........................................  BAA1      A-    $    40,829
    91,000     8.625% 12/15/30...........................................  BAA1      A-        121,851
             Deutsche Telekom International Finance BV:
   139,000     5.250% 07/22/13#..........................................  BAA1      BBB+      142,976
    77,000     8.750% 06/15/30...........................................  BAA1      BBB+      101,675
    67,000   France Telecom SA,
               8.500% 03/01/31...........................................  BAA2      BBB+       90,825
             Telecom Italia Capital:
   115,000     5.250% 11/15/13@..........................................  BAA2      BBB+      116,235
    63,000     6.375% 11/15/33@..........................................  BAA2      BBB+       64,777
    77,000   Telefonos de Mexico SA de CV,
               4.500% 11/19/08...........................................  A3        BBB-       77,514
   160,000   Telus Corporation,
               7.500% 06/01/07...........................................  BAA3      BBB       173,840
   115,000   Vodafone Group plc,
               5.375% 01/30/15...........................................  A2        A         119,509
                                                                                           -----------
                                                                                             1,050,031
                                                                                           -----------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $2,462,654).........................................................    2,519,768
                                                                                           -----------
             MORTGAGE-BACKED SECURITIES -- 5.5%
             COMMERCIAL MORTGAGE BACKED OBLIGATIONS (CMO) CERTIFICATES -- 1.6%
   244,000   Bear Stearns Commercial Mortgage Securitization,
               Series 2003-T12, Class A4,
               4.680% 08/13/39#..........................................................      243,666
   532,000   Morgan Stanley Capital I,
               Series 2003-IQ6, Class A4,
               4.970% 12/15/41#..........................................................      541,075
                                                                                           -----------
                                                                                               784,741
                                                                                           -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) CERTIFICATES -- 0.9%
     5,766     9.250% 08/01/08...........................................................        6,165
   425,504     6.500% 11/01/32#..........................................................      446,796
                                                                                           -----------
                                                                                               452,961
                                                                                           -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) CERTIFICATES -- 2.8%
    60,419     9.250% 09/01/10...........................................................       67,886
   195,459     6.000% 09/01/16...........................................................      204,944
 1,047,946     6.500% 01/01/33#..........................................................    1,099,364
    48,747     6.500% 05/01/33...........................................................       51,138
                                                                                           -----------
                                                                                             1,423,332
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) CERTIFICATES -- 0.2%
$    3,763     9.500% 07/15/09#..........................................................  $     4,240
    64,871     8.000% 09/15/24#..........................................................       70,387
                                                                                           -----------
                                                                                                74,627
                                                                                           -----------
             TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $2,694,252).........................................................    2,735,661
                                                                                           -----------
             SOVEREIGN GOVERNMENT BONDS AND NOTES -- 2.8%
    88,000   Hellenic Republic,
               6.950% 03/04/08...........................................  A1        A          96,663
   123,000   Province of Quebec,
               7.500% 09/15/29...........................................  A1        A+        159,931
    81,000   Region of Lombardy,
               5.804% 10/25/32...........................................  AA1       AA-        86,112
    30,000   Republic of Chile,
               5.500% 01/15/13...........................................  BAA1      A          31,521
    86,000   Republic of China,
               4.750% 10/29/13...........................................  A2        BBB+       86,506
             Republic of Italy:
    77,000     2.750% 12/15/06...........................................  NR        AA         76,359
   152,000     6.000% 02/22/11...........................................  AA2       NR        166,413
    64,000     6.875% 09/27/23...........................................  AA2       AA-        76,263
    36,000   Republic of Korea,
               8.875% 04/15/08...........................................  A3        A-         41,798
   122,000   Republic of Poland,
               5.250% 01/15/14...........................................  A2        BBB+      125,813
    62,000   Republic of South Africa,
               6.500% 06/02/14...........................................  BAA2      BBB        67,890
             United Mexican States:
   145,000     8.375% 01/14/11...........................................  BAA2      BBB-      170,303
    64,000     6.375% 01/16/13...........................................  BAA2      BBB-       68,159
   138,000     7.500% 04/08/33...........................................  BAA2      BBB-      149,039
                                                                                           -----------
             TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
               (Cost $1,319,997).........................................................    1,402,770
                                                                                           -----------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 54.0%
             FEDERAL HOME LOAN BANK (FHLB) -- 1.3%
   650,000   Discount note 01/03/05......................................................      649,940
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 16

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                           MOODY'S   S&P
PRINCIPAL                                                                     RATINGS         MARKET
  AMOUNT                                                                    (UNAUDITED)       VALUE
-------------------------------------------------------------------------------------------------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 48.6%
$7,190,000     Discount note 01/13/05....................................................  $ 7,184,261
 3,768,000     Discount note 01/19/05....................................................    3,763,526
 2,005,000     Discount note 01/20/05....................................................    2,002,483
 3,768,000     5.000% 10/15/09(a)........................................................    3,826,894
 3,460,000     5.000% 07/12/34(a)........................................................    3,431,905
 1,771,000     5.500% 05/10/34(a)........................................................    1,797,565
 1,959,000     6.500% 07/12/34(a)........................................................    2,053,894
                                                                                           -----------
                                                                                            24,060,528
                                                                                           -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) -- 4.1%
 2,005,000   5.500% 07/19/33(a)..........................................................    2,045,722
                                                                                           -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $26,744,051)........................................................   26,756,190
                                                                                           -----------
             U.S. TREASURY OBLIGATIONS -- 11.2%
             U.S. TREASURY NOTES -- 7.8%
   800,000     1.625% 04/30/05...........................................................      798,031
   550,000     2.3750% 08/15/06..........................................................      544,781
   145,000     2.500% 09/30/06...........................................................      143,749
   100,000     3.125% 05/15/07...........................................................       99,949
   585,000     3.500% 12/15/09...........................................................      582,169
   385,000     4.250% 11/15/14...........................................................      386,009
   835,000     6.250% 08/15/23...........................................................      977,567
   270,000     5.375% 02/15/31...........................................................      291,958
                                                                                           -----------
                                                                                             3,824,213
                                                                                           -----------
             U.S. TREASURY STRIPS -- 3.4%
 1,650,000   Discount note 05/15/07......................................................    1,533,069
   250,000   Discount note 11/15/13......................................................      170,698
                                                                                           -----------
                                                                                             1,703,767
                                                                                           -----------
             TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $5,521,063).........................................................    5,527,980
                                                                                           -----------
  SHARES
----------
             WARRANTS -- 0.0%+
               (Cost $0)
       301   Solutia Inc.,
               Expires 07/15/09(b)=......................................................           --++
                                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  SCHEDULE OF INVESTMENTS (CONTINUED)                      DECEMBER 31, 2004


                                                                              MARKET
                                                                              VALUE
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $61,603,417*).............................     125.6%  $ 62,275,871
            OTHER ASSETS AND LIABILITIES (NET)................     (25.6)%  (12,708,527)
                                                                 -------   ------------
            NET ASSETS........................................     100.0%  $ 49,567,344
                                                                 =======   ============

---------------

 * Federal income tax information (see Note 5).

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # All or a portion of security segregated as collateral for TBA.

(a)TBA -- Securities purchased on a forward commitment basis.

(b)Fair valued security.

(c)Loan participation agreement. Participation interests were acquired through the financial institution indicated parathetically.

(d)Restricted and illiquid security.

 + Amount represents less than 0.1%.

++ Amount represents less than $1.

 = Non-income producing security.

At December 31, 2004, the Company held investments in the following security types:

                                                              % OF NET
SECURITY TYPE                                                  ASSETS
----------------------------------------------------------------------
U.S. Government and agency obligations                            54.0%
Corporate bonds and notes                                         45.6
U.S. Treasury obligations                                         11.2
Mortgage-backed securities                                         6.0
Foreign bonds and notes                                            5.0
Sovereign government bonds and notes                               2.8
Asset-backed securities                                            1.0
Warrants                                                           0.0
Other assets and liabilities, net                                (25.6)
                                                              --------
                                                                 100.0%
                                                              ========

Abbreviations:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 18

Hatteras Income Securities Inc.

  STATEMENT OF ASSETS AND LIABILITIES


December 31, 2004

ASSETS:
Investments, at cost........................................  $   61,603,417
                                                              --------------
Investments, at value.......................................      62,275,871
Cash........................................................         590,367
Interest receivable.........................................         520,651
                                                              --------------
Total assets................................................      63,386,889
                                                              --------------
LIABILITIES:
Payable for investment securities purchased.................      13,726,460
Investment advisory fee payable.............................          22,240
Accrued expenses and other liabilities......................          70,845
                                                              --------------
Total liabilities...........................................      13,819,545
                                                              --------------
NET ASSETS..................................................  $   49,567,344
                                                              ==============
NET ASSETS CONSIST OF:
Distributions in excess of net investment income............  $     (241,244)
Accumulated net realized loss on investments................      (3,563,658)
Net unrealized appreciation on investments..................         672,454
Capital stock -- $1.00 par value (shares authorized
  5,000,000)................................................       3,363,512
Paid-in capital.............................................      49,336,280
                                                              --------------
NET ASSETS..................................................  $   49,567,344
                                                              ==============
Shares of common stock outstanding..........................       3,363,512
                                                              --------------
Net asset value per share...................................  $        14.74
                                                              ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  STATEMENT OF OPERATIONS


For the year ended December 31, 2004

INVESTMENT INCOME:
Interest....................................................    $2,407,416
                                                                ----------
EXPENSES:
Investment advisory fee.....................................       258,634
Legal and audit fees........................................       106,797
Printing expense............................................        49,874
Transfer agent fees.........................................        49,262
Directors' fees and expenses................................        26,265
Custodian fees..............................................        17,033
Chief compliance officer fees (see Note 2)..................         3,000
Other.......................................................        43,748
                                                                ----------
    Total expenses..........................................       554,613
Fees reduced by credits allowed by the custodian............        (1,512)
                                                                ----------
    Net expenses............................................       553,101
                                                                ----------
NET INVESTMENT INCOME.......................................     1,854,315
                                                                ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments.....................       927,560
Net change in unrealized appreciation/(depreciation) of
  investments...............................................      (447,799)
                                                                ----------
Net realized and unrealized gain/(loss) on investments......       479,761
                                                                ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........    $2,334,076
                                                                ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 20

Hatteras Income Securities, Inc.

  STATEMENT OF CHANGES IN NET ASSETS


                                                                YEAR ENDED         YEAR ENDED
                                                                 12/31/04           12/31/03
                                                              ---------------------------------
Net investment income.......................................  $    1,854,315     $    1,869,612
Net realized gain/(loss) on investments.....................         927,560            566,231
Net change in unrealized appreciation/(depreciation) of
  investments...............................................        (447,799)           461,192
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................       2,334,076          2,897,035
Distributions to shareholders from net investment income....      (2,576,478)        (2,474,304)
Distributions from return of capital........................              --           (149,263)
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................        (242,402)           273,468
                                                              --------------     --------------
NET ASSETS:
Beginning of year...........................................      49,809,746         49,536,278
                                                              --------------     --------------
End of year.................................................  $   49,567,344     $   49,809,746
                                                              ==============     ==============
Distributions in excess of net investment income at end of
  year......................................................  $     (241,244)    $     (181,202)
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

Hatteras Income Securities, Inc.

  FINANCIAL HIGHLIGHTS


Selected data for each share of capital stock outstanding throughout each year.

                                          YEAR             YEAR             YEAR            YEAR           YEAR
                                          ENDED            ENDED            ENDED           ENDED         ENDED
                                       12/31/04(A)      12/31/03(A)      12/31/02(A)      12/31/01*      12/31/00
                                       --------------------------------------------------------------------------
OPERATING PERFORMANCE:
Net asset value, beginning of
  year...........................        $ 14.81          $ 14.73          $ 14.74         $ 14.78       $ 14.65
                                         -------          -------          -------         -------       -------
Income from investment
  operations:
Net investment income............           0.55             0.56             0.74            0.92          0.92
Net realized and unrealized
  gain/(loss) on investments.....           0.15             0.30             0.21            0.06          0.29
                                         -------          -------          -------         -------       -------
Net increase/(decrease) in net
  assets resulting from
  investment operations..........           0.70             0.86             0.95            0.98          1.21
Distributions:
Dividends from net investment
  income.........................          (0.77)           (0.74)           (0.94)          (1.02)        (1.06)
Dividends from return of
  capital........................             --            (0.04)           (0.02)             --         (0.02)
                                         -------          -------          -------         -------       -------
Total distributions..............          (0.77)           (0.78)           (0.96)          (1.02)        (1.08)
                                         -------          -------          -------         -------       -------
Net asset value, end of year.....        $ 14.74          $ 14.81          $ 14.73         $ 14.74       $ 14.78
                                         =======          =======          =======         =======       =======
Market value, end of year........        $14.630          $13.270          $13.670         $13.840       $13.310
                                         =======          =======          =======         =======       =======
Total return+....................          16.92%            2.83%            5.77%          11.84%        21.94%
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of year (000)....        $49,567          $49,810          $49,536         $49,573       $49,697
Ratio of operating expenses to
  average net assets.............           1.12%            1.00%            1.00%           1.00%         0.96%
Ratio of operating expenses to
  average net assets without fees
  reduced by credits allowed by
  the custodian..................           1.12%#           1.00%#           1.00%#          1.01%         1.08%
Ratio of net investment income to
  average net assets.............           3.76%            3.76%            5.06%           6.16%         6.39%
Portfolio turnover rate..........         425.30%          420.00%          534.20%         336.26%       159.26%

---------------

 + Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and is based on market value at period end.

 * As required, effective January 1, 2001, the Company has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting market discount on debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.12, decrease net realized and unrealized gains and losses per share by $0.12, and increase the ratio of net investment income to average net assets from 5.38% to 6.16%. Per share and ratios for periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

 # The effect of the custodial expense offset (see Note 3) on the operating expense ratio was less than 0.01%.

(a)Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

Hatteras Income Securities, Inc.

  NOTES TO FINANCIAL STATEMENTS


Hatteras Income Securities, Inc. (the "Company") is registered with the Securities and Exchange Commission as a closed-end, diversified management investment company under the Investment Company Act of 1940, as amended. The Company's investment objective is to seek as high a level of current income as is consistent with prudent investment risk.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

Securities valuation: Securities traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on Nasdaq are generally valued at the Nasdaq official closing price. Securities traded only over-the-counter are generally valued at the mean of the latest bid and asked prices. Debt securities will generally be valued using prices provided by a pricing service which may employ various indications of value including but not limited to broker-dealer quotations. Certain debt security prices provided by the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Directors. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Company enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Dollar rolls: The Company may enter into dollar rolls in which the Company sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Company forgoes principal and interest paid on the securities. The Company's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale

Hatteras Income Securities, Inc.

transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. The Company had dollar rolls outstanding as of December 31, 2004, which are included in Payable for investment securities purchased on its Statement of assets and liabilities. At the time the Company enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll purchase commitments.

Dividends and distributions to shareholders: It is the Company's policy to declare and pay distributions from net investment income monthly to shareholders. The Company expects that all or a portion of net capital gains, if any, will be distributed to shareholders annually. Dividends and distributions to shareholders are recorded on ex-dividend date. The Company may elect to retain net long-term gains and pay corporate income tax thereon, which will result in federal tax consequences to shareholders. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: The Company intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

2.  INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

The Company has entered into an investment advisory agreement with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Company. Pursuant to the investment advisory agreement, the Company pays BACAP an annual fee equal to the sum of (i) 0.45% per annum of the first $75,000,000 of the average weekly net assets and at a reduced rate for net assets in excess of that amount, and (ii) 1.5% of the Company's gross income. The fee is computed and accrued weekly and paid monthly.

The Bank of New York ("BNY") serves as the custodian of the Company's assets.

Mellon Investor Services LLC ("Mellon") serves as the transfer agent and dividend disbursing agent for the Company.

With the exception of one officer, no officer, director or employee of Bank of America or BACAP, or any affiliate thereof, receives any compensation from the Company for serving as a Director or Officer of the Company. Effective August 23, 2004, the Board of Directors appointed a Chief Compliance Officer to the Company in accordance with federal securities regulations. The Company, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Office of Chief Compliance Officer.

Hatteras Income Securities, Inc.

3.  TOTAL OPERATING EXPENSE LIMITATIONS

The investment advisory agreement provides that if certain recurring expenses, including the advisory and management fee, exceed 1.5% of the first $30,000,000 in average net assets annually and 1.0% of average net assets in excess thereof (or pro-rata portion for any fraction of the year), the investment advisory fee will be reduced by the amount by which such expenses exceed the limitation. There was no reduction in the fee for the year ended December 31, 2004.

For the year ended December 31, 2004, expenses of the Company were reduced by $1,512 under expense offset arrangements with BNY. The Company could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

4.  PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of securities (excluding short term securities) are summarized as follows:

                                                                PURCHASES          SALES
                                                              ------------------------------
Corporate Bonds.............................................  $179,027,400     $184,490,994
U.S. Government and Agencies (Long-Term)....................    28,495,620       23,085,424
Foreign Bonds...............................................       496,889          300,012
                                                              ------------     ------------
    Total...................................................  $208,019,909     $207,876,430
                                                              ============     ============

5.  INCOME TAXES

Information on the tax components of capital at December 31, 2004 is as follows:

Cost of investments for tax purposes........................  $61,879,322
Gross tax unrealized appreciation...........................      664,036
Gross tax unrealized depreciation...........................     (267,487)
Net tax unrealized appreciation/(depreciation) on
  investments...............................................      396,549
Undistributed ordinary income/(accumulated ordinary loss)...           --
Undistributed long-term gains/(accumulated capital loss)....   (3,528,998)

At December 31, 2004, approximately $3,528,998 was available to offset future capital gains of which, $1,001,792 expires in 2007, $2,369,385 expires in 2008 and $157,821 expires in 2011. Management does not plan to distribute to shareholders any future net realized gains on investments until the capital loss carryforwards are used or expired. If the Company terminates as expected, it is likely that the capital loss carryforwards will expire unutilized.

During the year ended December 31, 2004, the Company utilized capital losses of $382,080.

Hatteras Income Securities, Inc.

The tax composition of dividends (other than return of capital dividends for the year) was as follows:

                                                                 2004          2003
                                                              -------------------------
Ordinary income.............................................  $2,576,478    $2,474,304
Return of capital...........................................          --       149,263

Certain reclassifications are made to the Company's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. The following adjustments are due primarily to mortgage dollar rolls and premium adjustments. These adjustments resulted in an increase to undistributed net investment income of $662,121, a decrease to accumulated net realized gain/(loss) of $573,607 and a decrease to paid-in capital of $88,514.

6.  FUND LIQUIDATION

At meetings held on November 17-18, 2004, the Board of Directors of the Company approved a Plan of Liquidation and Termination (the "Plan"). At a special shareholders' meeting held February 18, 2005, shareholders of the Company approved the Plan. As a consequence, the trading of the Company's stock was halted prior to the opening of the New York Stock Exchange (the "NYSE") on February 22, 2005. In accordance with the Plan, the Company subsequently began the orderly liquidation of all of its assets to cash form and expects to make a final liquidating distribution on or about February 28, 2005. The Company will thereafter seek to de-list from the NYSE, de-register under the Investment Company Act of 1940 and dissolve as a North Carolina corporation. The Company suspended its monthly February dividend and will make a liquidating distribution to each shareholder equal to the shareholder's number of shares in the Company multiplied by the net asset value per share.

7.  CONTINGENCIES AND OTHER EVENTS

The events described below, including the civil litigation, impact the open-end mutual funds in the Nations Funds Family (the "Nations Funds"). These events have not directly impacted the Company or had any material, adverse effect on its financial position or results of operations, although the Company and the Nations Funds share Board members and are both provided investment advisory services by BACAP and administration services by BACAP Distributors.

As discussed in greater detail in earlier financial statements, BACAP and BACAP Distributors (collectively, "BACAP"), entered into agreements in principle with the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve the proceedings brought in connection with the SEC's and NYAG's investigations of market timing and late trading in certain mutual funds, including the Nations Funds.

On February 9, 2005 BACAP entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle.

Hatteras Income Securities, Inc.

Under the terms of the SEC Order, BACAP and its affiliate, Banc of America Securities, LLC ("BAS") have agreed, among other things, (1) to pay $250 million in disgorgement and $125 million in civil money penalties; (2) to cease and desist from violations of the antifraud and certain other provisions of the federal securities laws; (3) to undertake various remedial measures to ensure compliance with the federal securities laws related to certain mutual fund trading practices; and (4) to retain an independent consultant to review their applicable supervisory, compliance, control and other policies and procedures. The NYAG Settlement also requires, among other things, BACAP along with Columbia Management Advisors, Inc. and Columbia Funds Distributor, Inc. - the investment advisor to and distributor of the Columbia Funds, respectively, - to reduce Columbia Funds, Nations Funds and other mutual fund management fees collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Consistent with the terms of the Settlements, the Nations Funds Boards have an independent Chairman, are comprised of at least 75% independent Trustees and expect to engage a senior officer or an Independent Compliance Consultant with a wide range of compliance and oversight responsibilities. Consistent with the terms of the Settlements, the Boards have called shareholder meetings for March 17, 2005, for the election of five Trustees to each Board. Two of the five nominees have served as Trustees for several years; the other three nominees have served as Trustees of Nations Funds Trust only since the January 1, 2005 effective date of their appointment. The seven current Trustees with the longest tenure are not standing for reelection at these meetings. Shareholders as of December 17, 2004 will receive a proxy statement and should read it carefully before voting.

Pursuant to the procedures set forth in the SEC Order, $375 million will be distributed in accordance with a distribution plan to be developed by the independent distribution consultant. The distribution plan must be based on a methodology developed in consultation with BACAP, BACAP Distributors and the independent trustees of the Nations Funds and not unacceptable to the SEC's staff. Although the distribution plan has not yet been formulated, it is anticipated that a significant portion of the settlement fund will be paid to shareholders or mutual funds of other mutual fund complexes that may have been harmed by the trading of the third parties referenced in the Settlements through systems provided by BAS. More specific information on the distribution plan will be communicated on a later date.

As a result of these matters or any adverse publicity or other developments resulting from them, including lawsuits brought by shareholders of the affected Nations Funds, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Nations Funds.

A copy of the SEC Order will be available on the SEC's website at http://www.sec.gov. A copy of the NYAG Settlement will be available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

Hatteras Income Securities, Inc.

CIVIL LITIGATION

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). These cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

Hatteras Income Securities, Inc.

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF HATTERAS INCOME SECURITIES, INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Hatteras Income Securities, Inc. (the "Company") at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As more fully discussed in Note 6, the Board of Directors of Hatteras Income Securities, Inc. and the shareholders have approved the termination and liquidation of the Company.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2005

Hatteras Income Securities, Inc.

  FUND GOVERNANCE                                                (UNAUDITED)




The Board of Directors (the "Board") of Hatteras Income Securities, Inc. (the "Company") oversees the Company to ensure that it is managed and operated in the interests of shareholders. A majority of the directors ("Directors") are "independent," meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Company. The Directors bring distinguished backgrounds in government, business, academia and public service to their task of working with Company officers ("Officers") to establish the policies and oversee the activities of the Company. Although all Directors are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Company, the independent Directors have particular responsibilities for assuring that the Company is managed in the best interests of shareholders. The following table provides basic information about the Directors and certain Officers of the Company. The mailing address of each Director is c/o Hatteras Income Securities, Inc., 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        NUMBER OF FUNDS IN
 HELD WITH THE TRUSTS    LENGTH OF TIME SERVED     DURING THE PAST FIVE YEARS     FUND COMPLEX OVERSEEN
-------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                  79
Age: 61                  Director since 1999     Director -- The Succession
Director and Chairman                            Fund (a company formed to
of the Board                                     advise and buy family owned
                                                 companies), from 1998 to April
                                                 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus,               79
Age: 72                  Director since 1999     since July 1997, Chairman and
Director                                         Chief Executive Officer, to
                                                 July 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                  79
Age: 73                  Director since 1999     Professor of Business
Director                                         Administration -- Fuqua School
                                                 of Business, Duke University,
                                                 since July 1974; Dean -- Fuqua
                                                 School of Business Europe,
                                                 Duke University, from July
                                                 1999 to June 2001

NAME, AGE AND POSITION
 HELD WITH THE TRUSTS   OTHER DIRECTORSHIPS HELD BY DIRECTOR
----------------------  ------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 61                 Corporation (electronic equipment
Director and Chairman   manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the Board
                        and Trustee -- Nations Funds Trust,
                        Nations Master Investment Trust and
                        Nations Separate Account Trust ("all
                        Trusts")
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 72                 Kuhlman Electric Corp. (transformer
Director                manufacturer), Faison Enterprises
                        (real estate development) and
                        Piedmont Natural Gas; Director and
                        Vice Chairman -- Aegis Insurance
                        Services, Ltd. (a mutual fund
                        insurance company in Bermuda); and
                        Trustee -- all Trusts
Thomas F. Keller        Director -- Wendy's International,
Age: 73                 Inc. (restaurant operating and
Director                franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Trustee -- all
                        Trusts

Hatteras Income Securities, Inc.

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        NUMBER OF FUNDS IN
 HELD WITH THE TRUSTS    LENGTH OF TIME SERVED     DURING THE PAST FIVE YEARS     FUND COMPLEX OVERSEEN
-------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson    Indefinite Term;        President and Chief Executive             n/a
Age: 47                  President and Chief     Officer -- all Trusts and
President and Chief      Executive Officer       Hatteras, since January 2005;
Executive Officer        since January 2005      President -- Columbia Funds,
                                                 Liberty Funds and Stein Roe
                                                 Funds, since October 2004;
                                                 Senior Vice
                                                 President -- Columbia
                                                 Management Advisors, Inc.,
                                                 Columbia Funds Distributor,
                                                 Inc. and BACAP Distributors,
                                                 since January 2005; Managing
                                                 Director -- BACAP, since
                                                 January 2005;
                                                 Director -- Columbia Funds
                                                 Services, Inc., since January
                                                 2005; President and Chief
                                                 Executive Officer -- CDC IXIS
                                                 AM Services, Inc. (asset
                                                 management), from September
                                                 1998 through August 2004; and
                                                 a senior officer or director
                                                 of various other Bank of
                                                 America-affiliated entities,
                                                 including other registered and
                                                 unregistered funds

NAME, AGE AND POSITION
 HELD WITH THE TRUSTS   OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Christopher L. Wilson   n/a
Age: 47
President and Chief
Executive Officer

Hatteras Income Securities, Inc.

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        NUMBER OF FUNDS IN
 HELD WITH THE TRUSTS    LENGTH OF TIME SERVED     DURING THE PAST FIVE YEARS     FUND COMPLEX OVERSEEN
-------------------------------------------------------------------------------------------------------
J. Kevin Connaughton     Indefinite term;        Treasurer and Chief Financial             n/a
Age: 40                  Treasurer and Chief     Officer -- all Trusts and
Treasurer and Chief      Financial Officer       Hatteras, since January 2005;
Financial Officer        since January 2005      Treasurer -- Columbia Funds,
                                                 since October 2003, and the
                                                 Liberty Funds, Stein Roe Funds
                                                 and Liberty All-Star Funds,
                                                 since December 2000;
                                                 Vice-President -- Columbia
                                                 Management Advisors, Inc.,
                                                 since April 2003;
                                                 President -- Columbia Funds,
                                                 Liberty Funds and Stein Roe
                                                 Funds, from February 2004 to
                                                 October 2004; Chief Accounting
                                                 Officer and
                                                 Controller -- Liberty Funds
                                                 and Liberty All-Star Funds,
                                                 from February 1998 to October
                                                 2000; Treasurer -- Galaxy
                                                 Funds, since September 2002;
                                                 Treasurer, from December 2002
                                                 to December 2004, and
                                                 President, from February 2004
                                                 to December 2004 -- Columbia
                                                 Management Multi-Strategy
                                                 Hedge Fund, LLC; Vice
                                                 President -- Colonial
                                                 Management Associates, Inc.,
                                                 from February 1998 to October
                                                 2000; and a senior officer of
                                                 various other Bank of
                                                 America-affiliated entities,
                                                 including other registered and
                                                 unregistered funds
Mary Joan Hoene          Indefinite term;        Senior Vice-President and                 n/a
Age: 55                  Senior Vice-            Chief Compliance
Senior Vice President    President and Chief     Officer -- all Trusts and
and Chief Compliance     Compliance Officer      Hatteras, since August 2004;
Officer                  since August 2004       Senior Vice President and
                                                 Chief Compliance
                                                 Officer -- Columbia Funds,
                                                 Liberty Funds, Stein Roe Funds
                                                 and Liberty All-Star Funds,
                                                 since August 2004; Partner --
                                                 Carter, Ledyard & Milburn LLP,
                                                 from January 2001 to August
                                                 2004; Counsel -- Carter,
                                                 Ledyard & Milburn LLP, from
                                                 November 1999 to December
                                                 2000; Vice President and
                                                 Counsel -- Equitable Life
                                                 Assurance Society of the
                                                 United States, from April 1998
                                                 to November 1999; and a senior
                                                 officer of various other Bank
                                                 of America-affiliated
                                                 entities, including other
                                                 registered and unregistered
                                                 funds

NAME, AGE AND POSITION
 HELD WITH THE TRUSTS   OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
J. Kevin Connaughton    n/a
Age: 40
Treasurer and Chief
Financial Officer
Mary Joan Hoene         n/a
Age: 55
Senior Vice President
and Chief Compliance
Officer

Hatteras Income Securities, Inc.

  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND        PRINCIPAL OCCUPATION(S)        NUMBER OF FUNDS IN
 HELD WITH THE TRUSTS    LENGTH OF TIME SERVED     DURING THE PAST FIVE YEARS     FUND COMPLEX OVERSEEN
-------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary -- all Trusts since             n/a
Age: 44                  Secretary since 2003,   January 2003 and Hatteras
Secretary and Chief      Chief Legal Officer     since 1997; Chief Legal
Legal Officer            since August 2003       Officer --each of the above
                                                 entities, since August 2003;
                                                 Associate General
                                                 Counsel -- Bank of America
                                                 Corporation, since 1999;
                                                 Assistant General
                                                 Counsel -- Bank of America
                                                 Corporation from 1996 to 1999.
Michael Clarke           Indefinite term;        Assistant Treasurer and Chief             n/a
Age: 34                  Assistant Treasurer     Accounting Officer -- all
Assistant Treasurer      and Chief Accounting    Trusts and Hatteras, since
and Chief Accounting     Officer since January   January 2005; Chief Accounting
Officer                  2005                    Officer -- Columbia Funds,
                                                 Liberty Funds and Liberty
                                                 All-Star Funds, since October
                                                 2004; Controller, from May
                                                 2004 to October 2004, and
                                                 Assistant Treasurer, from June
                                                 2002 to May 2004 -- Columbia
                                                 Funds, Liberty Funds and
                                                 Liberty All-Star Funds;
                                                 Vice-President, Product
                                                 Strategy &
                                                 Development -- Liberty Funds
                                                 Group from February 2001 to
                                                 June 2002; Assistant
                                                 Treasurer -- Liberty Funds and
                                                 the Liberty All-Star Funds,
                                                 from August 1999 to February
                                                 2001; Audit Manager --
                                                 Deloitte & Touche LLP, from
                                                 May 1997 to August 1999.
Jeffrey R. Coleman       Indefinite term;        Assistant Treasurer and                   n/a
Age: 35                  Assistant Treasurer     Controller -- all Trusts and
Assistant Treasurer      and Controller since    Hatteras, since January 2005;
and Controller           January 2005            Director, Financial Reporting
                                                 and Fund Treasury -- Columbia
                                                 Management Group, since
                                                 October 2004; Vice
                                                 President -- CDC IXIS AM
                                                 Services, Inc., since February
                                                 2002; Deputy Treasurer -- CDC
                                                 Nvest Fund, Loomis Sayles
                                                 Funds and the AEW Real Estate
                                                 Income Fund, since February
                                                 2002; and Assistant
                                                 Treasurer -- AEW Real Estate
                                                 Income Fund, from August 2000
                                                 to February 2002.

NAME, AGE AND POSITION
 HELD WITH THE TRUSTS   OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer
Michael Clarke          n/a
Age: 34
Assistant Treasurer
and Chief Accounting
Officer
Jeffrey R. Coleman      n/a
Age: 35
Assistant Treasurer
and Controller

Hatteras Income Securities, Inc.

  DIVIDEND REINVESTMENT PLAN


DIVIDEND REINVESTMENT PLAN

The Company's Dividend Reinvestment Plan (the "Plan") offers an automatic way to reinvest dividends and capital gains distributions in shares of the Company.

PARTICIPATION

Shareholders of record will receive their dividends in cash unless they have otherwise instructed Mellon (the "Plan Agent"), acting as agent for each participant in the Plan, in writing. Such a notice must be received by the Plan Agent not less than 5 business days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the shareholder by Mellon, as dividend paying agent. For federal income tax purposes, dividends are treated as income or capital gains, regardless of whether they are received in cash or reinvested in additional shares.

Participants may terminate their participation in the Plan by written notice to the Plan Agent. If the written notice is received at least 5 business days before the record day of any distribution, it will be effective immediately. If such notice is received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

PRICING OF DIVIDENDS AND DISTRIBUTIONS

Whenever the Company's Board of Directors declares a dividend or other distribution payable in cash or, at the option of the Plan Agent, in shares of capital stock issued by the Company, the Plan Agent will elect on behalf of the participants to receive the dividend in authorized but unissued shares of capital stock if the net asset value per share (as determined by the investment adviser of the Company as of the close of business on the record date for the dividend or distribution) is equal to or less than 95% of the closing market price per share of the capital stock of the Company on the New York Stock Exchange (the "Exchange") on such record date plus estimated brokerage commissions. The number of such authorized but unissued shares to be credited to a participant's account will be determined as of the close of business on the record date for the dividend, by valuing such shares at the greater of the net asset value per share or 95% of the market price per share. The Plan Agent will credit each participant's account with the number of shares corresponding in value, as determined under the foregoing formula, to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is equal to or less than the closing market price per share of the capital stock of the Company on the Exchange on such record date plus estimated brokerage commissions but exceeds 95% of such closing market price plus estimated brokerage commissions, the Plan Agent may elect on behalf of all participants (i) to take the dividend in cash and as soon as practicable thereafter, consistent with obtaining the best price and execution, proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided, and will credit each participant's account with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have

Hatteras Income Securities, Inc.

received in cash had such participant not elected to participate in this Plan or
(ii) to receive the dividend in authorized but unissued shares of capital stock, in which case the Plan Agent will credit each participant's account with the number of shares corresponding in value (determined by valuing such shares at the greater of the net asset value per share or 95% of the market price per share, in each case as of the close of business on the record date for the dividend or distribution) to the amount such participant would have received in cash had such participant not elected to participate in this Plan.

If the net asset value per share is higher than the closing market price per share of the capital stock on the Exchange plus estimated brokerage commissions on such record date, the Plan Agent will elect to take the dividend in cash and as soon as practicable, consistent with obtaining the best price and execution, the Plan Agent will proceed to purchase in one or more transactions the shares of capital stock in the open market, at the then current price as hereinafter provided. Each participant's account will be credited with the number of shares corresponding in value, as determined by the price actually paid on the open market for such shares including brokerage expenses, to the amount such participant would have received in cash had such participant not elected to participate in this Plan. Under such circumstances, in anticipation of receipt of a dividend in cash, the Plan Agent may purchase shares in the open market during the period between the record date and the payable date for the dividend or distribution. The Plan has been amended to specifically authorize such anticipatory purchases.

NO SERVICE FEE TO REINVEST

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Company. There will be no brokerage commissions with respect to shares issued directly by the Company as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

PLAN AGENT ADDRESS AND TELEPHONE NUMBER

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Mellon Investor Services, LLC, Agent for Hatteras Income Securities, Inc., Dividend Reinvestment Department, P.O. Box 3315, South Hackensack, New Jersey 07606, 1.800.851.9677.

ITEM 2. CODE OF ETHICS.

      (a) The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (b) During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

      (c) During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that Dr. Thomas F. Keller qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR and is considered independent. Dr. Keller is an "independent" trustee (i.e., he is not an interested person of the registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the registrant, other than in his capacity as a Trustee).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                           2004                   2003
                         $28,900                $27,500

Audit Fees include amounts related to the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Aggregate Audit-Related Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                           2004                   2003
                            $0                     $0

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported in Audit Fees above.

(c) Aggregate Tax Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are approximately as follows:

                           2004                   2003
                          $7,000                 $6,700

Tax Fees in both fiscal years 2004 and 2003 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) Aggregate All Other Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2004 and December 31, 2003 are as follows:

                           2004                   2003
                            $0                     $0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) above.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the "de minimis" exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee of the registrant has adopted a formal policy which sets forth the procedures and the conditions pursuant to which the Audit Committee will pre-approve services rendered by the principal accountant. The Audit Committee is required to pre-approve all audit and non-audit services rendered by the principal accountant to the Funds, and those non-audit services relating directly to the Funds' operations and financial reporting that are rendered by the principal accountant to the Funds' adviser or a control affiliate of the adviser (i.e., affiliates that provide ongoing services to the Funds).

Annual Pre-approval of audit and non-audit services

The Audit Committee pre-approves the following on an annual basis usually during the November board meeting:

o     amounts for the annual audit services.

o     amounts related to the annual tax services.

o separate amounts for "agreed upon procedures" and consultative type of work. More specifically, this would include agreed upon procedures relating to the Funds' accounting records and/or tax compliance in connections with mergers, in-kind contributions or redemptions and other Fund reorganizations, up to a maximum $50,000 per annum.

o Separate amounts for tax consultations, research and discussions relating to proposed new registered funds and existing funds. This includes advice regarding the tax consequences of proposed or actual fund transactions, tax reporting issues and assistance in responding to inquiries from tax authorities. This pre-approval is limited to engagements that are less than $10,000 individually and $50,000 in the aggregate.

o Consultations, research and discussion regarding accounting and auditing issues relating to new or existing Funds. This pre-approved is limited to engagements that are less than $10,000 individually and $25,000 in the aggregate.

o Continuing education seminars for Banc of America Capital Management (BACAP) personnel.

Management reviews these requested pre-approvals with the Audit Committee. At this meeting, the scope and fees related to the audit and tax services and also the requests for pre-approval for "agreed upon procedures" and other consultative work are reviewed.

Approval of additional non-audit services

To the extent that management requests that the principal accountant do additional work beyond the pre-approved amounts, the following will apply:

To the extent that management seeks approval of such services at a regularly scheduled board meeting, the following will apply:

      o The matter will be covered under an agenda item in the Audit Committee agenda. Management will review with the Audit Committee the dollar amount and the business reasons for the needed work. The appropriate representatives from the principal accountant will be present as needed by the Audit Committee.

To the extent that management is requesting approval between Board meetings, the following will apply:

      o If the request is for less than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include:

            o     The requested dollar amount.

            o     A detailed description of the work to be done.

            o     The business reasons for the needed work.

      o The Chairman will have the authority to approve or disapprove these non-audit fees. If the Chairman is unavailable to serve in this capacity, the Audit Committee has authorized an alternative member of the Audit Committee to approve or disapprove said fees. The Chairman also has the discretion to call a telephonic Audit Committee meeting if it is believed that the service raises issues where it is believed that the entire committee should discuss prior to approval.

            o To the extent that the Chairman approves such request, management and the Audit Committee Chairman / management will present to the full Board at the next regularly scheduled Board meeting.

            o If the request is for more than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include the requested dollar amount as well as a detailed description of the work to be done and the business reasons for the needed work. Management will then arrange for a telephonic Audit Committee meeting to discuss the request in more detail and to request the approval of the fees by the Audit Committee.

                                      *****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the "de minimis" exception under paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(f) Not applicable.

(g) All non-audit fees billed by the registrant's accountant for services rendered to the registrant for the fiscal years ended December 31, 2004 and December 31, 2003 are disclosed in (b) through (d) of this Item.

During the fiscal years ended December 31, 2004 and December 31, 2003, there were no Audit-Related Fees, Tax Fees or Other Fees that were approved for services to the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

The percentage of Audit-Related Fees, Tax Fees and All Other Fees required to be approved under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X that were approved under the "de minimis" exception during both fiscal years ended December 31, 2004 and December 31, 2003 was zero.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A). Dr. Thomas F. Keller (Chairman), William H. Grigg and William P. Carmichael are each independent trustees and collectively constitute the entire Audit Committee.

ITEM 6. SCHEDULE OF INVESTMENTS

The registrant's "Schedule I - Investments in securities of unaffiliated issuers" (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                        HATTERAS INCOME SECURITIES, INC.

                       PROXY VOTING POLICY AND PROCEDURES

         The Board of Hatteras Income Securities, Inc. ("Hatteras") has determined that it is in the best interests of Hatteras (the "Company" ) for the Company to adopt the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Company.

I.  POLICY

         It is the policy of the Company to delegate the responsibility for voting proxies relating to portfolio securities held by the Company to the Company's investment adviser (the "Adviser"), as a part of the Adviser's general management of the Company's portfolio, subject to the Board's continuing oversight. The Board hereby delegates such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Company consistent with the duties and procedures set forth below. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the duties and procedures set forth below, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Company. Any expenses relating to the retention of vendors or other costs relating to compliance with this policy will be allocated among the Adviser and the Company in the manner approved by the Board from time to time.

II.  FIDUCIARY DUTY

         The right to vote a proxy with respect to portfolio securities held by the Company is an asset of the Company. The Adviser acts as a fiduciary of the Company and must vote proxies in a manner consistent with the best interests of the Company and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.

III.  PROCEDURES

         The following are the procedures adopted by the Board for the administration of this policy:

         A. Review of Adviser Proxy Voting Procedures. The Adviser shall present to the Board its policies, procedures and other guidelines for voting proxies at least annually, and must notify the Board promptly of material changes to any policies and procedures, including any substantive changes to its procedures for addressing conflicts of interest. The Adviser is not required to notify the Board of changes relating to any guidelines for voting specific types of proxies except as part of the annual presentation. The Board shall review the policies, procedures and other guidelines presented by the Adviser to determine that they are consistent with these policies and procedures. Upon request, the Adviser shall provide the Company with a copy of its policies, procedures and other guidelines or a description of such policies, procedures and guidelines for the purpose of filing such document(s) in the Company's N-CSR filings or as otherwise required by the Investment Company Act of 1940 and the rules promulgated thereunder.

         B. Board Reporting. The Adviser shall provide such reports to the Board as the Board may reasonably request from time to time.

         C. Voting Record Reports. The Adviser shall provide the voting record information necessary for the completion and filing of Form N-PX to the Company at least annually. Such voting record information shall be in a form acceptable to the Company and shall be provided at such time(s) as are required for the timely filing of Form N-PX and at such additional time(s) as the Company and the Adviser may agree to from time to time.

         D. Record Retention. The Adviser shall maintain such records with respect to the voting of proxies as may be required by the Investment Advisers Act of 1940 and the rules promulgated thereunder or by the Investment Company Act of 1940 and the rules promulgated thereunder.

         E. Conflicts of Interest. Any actual or potential conflicts of interest between the Company's Adviser and the Company's shareholders arising from the proxy voting process will be addressed by the Adviser and the Adviser's application of its proxy voting procedures pursuant to the delegation of proxy voting responsibilities to the Adviser. In the event that the Adviser notifies the officer(s) of the Company that a conflict of interest cannot be resolved under the Adviser's Proxy Voting Procedures, such officer(s) are responsible for notifying the Audit Committee of the Company of the irreconcilable conflict of interest and assisting the Audit Committee with any actions it determines are necessary.

IV.  REVOCATION

         The delegation by the Board of the authority to vote proxies relating to portfolio securities of the Company is entirely voluntary and may be revoked by the Board, in whole or in part, at any time.

V.  REVIEW OF POLICY

         The Board shall review and approve such changes to these policies and procedures as the Board deems necessary from time to time.

                     BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                               PROXY VOTING POLICY
                               -------------------

Introduction

Many of BACAP's investment management clients have delegated to BACAP the authority and responsibility to vote proxies* for the voting securities held in their accounts. Where BACAP has been granted the authority and accepted the responsibility for voting proxies, it will determine whether and how to do so, in the case of individual proxies, in accordance with this Proxy Voting Policy (the "Policy"). BACAP reserves the right to amend this Policy at any time.

BACAP endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following exceptions (unless otherwise agreed) when BACAP expects to routinely abstain from voting:

1. Proxies may not be voted in cases where BACAP anticipates that it may soon be removing the security from a given client's account.

2. Proxies will usually not be voted in cases where the security has been loaned from the client's account, or where BACAP determines that the costs to the client and/or the administrative inconvenience of voting the security (e.g., foreign securities) outweigh the benefit of doing so.

Ordinarily, BACAP will not notify clients when it abstains from voting in these routine circumstances.

When BACAP votes proxies it will do so in the best interest of its clients (defined, for this purpose, as in the best interest of enhancing or protecting the economic value of client accounts), considered as a group, as BACAP determines in its sole and absolute discretion.

BACAP generally will not accept proxy-voting authority from a client if the client seeks to impose client-specific voting guidelines that may be inconsistent with BACAP's guidelines or with the client's best economic interest in BACAP's view.

Proxy Committee
---------------

Proxy voting is overseen by the BACAP Proxy Committee. The Proxy Committee is composed of senior investment, operations and client service professionals. The Committee is responsible for setting general policy as to the voting of proxies and the maintenance and administration of this Policy. Specifically, the
Committee:

1. Reviews this Policy and associated Proxy Voting Guidelines annually and approves, from time to time, any amendments which it considers to be advisable and consistent with the Policy's overall mandate of serving the best economic interests of those BACAP advisory clients for which the firm has proxy voting authority.

2. Considers special proxy issues as may arise from time to time, including voting proxies:

----------
* The term "proxy" as used herein also refers to consents, elections and authorizations solicited by any party with respect to securities of any sort.

      - for which the Proxy Voting Guidelines do not provide clear and definitive guidance; and/or

      - where an exception to the established Guidelines may be in the best interests of BACAP clients.

Proxy Voting Administration
---------------------------

BACAP Operations administers this Policy on a continuous basis through a Proxy Team that reports to BACAP's Managing Director (Operations). The Proxy Team has the following duties:

1. Continuously maintain the Proxy Voting Guidelines and make recommendations, as necessary, to the Proxy Committee regarding their amendment.

2. Monitor the solicitation of proxies for securities in client advised accounts.

3. Routine voting of proxies in accordance with this Policy and BACAP's Proxy Voting Guidelines.

4. Coordinate the Proxy Committee's review of any new or unusual proxy issues.

5. Oversee the work of any third-party proxy service provider which BACAP may retain and the protocols needed to ensure that the service provider timely and accurately accomplishes all votes and fulfills all other responsibilities as directed by BACAP.

6. Coordinate responses to BACAP investment professionals' questions, if any, regarding proxy issues and this Policy, including forwarding specialized proxy research received from the proxy service provider.

7. Establish and preserve (or ensure that BACAP's proxy service provider does so) all required records as to proxy voting.

8. Ensure that clients that so request are timely furnished copies of this Policy.

9. Establish and maintain the means by which reports of proxy voting on behalf of BACAP-advised accounts are timely and confidentially made available to clients of the firm that request to receive these for their accounts.

Proxy Voting Guidelines
-----------------------

BACAP policy is to vote proxies, subject to the foregoing overall best economic interest standard, in accordance with written Proxy Voting Guidelines ("Guidelines"), as established by the Proxy Committee. A copy of the Guidelines is attached and incorporated within this Policy as "Attachment A". As an aid rather than a substitute for applying the Guidelines, BACAP also regularly considers the analysis and recommendations of an independent proxy service provider.

Conflicts of Interest
---------------------

With Other Bank of America Businesses

Bank of America Corporation ("BAC", the ultimate corporate parent of BACAP, Bank of America, N.A. and all of their numerous affiliates) owns, operates and has interests in many lines of business that may create or give rise to the appearance of a conflict of interest between BAC or its affiliates and those of BACAP-advised clients. For example, the commercial and investment banking business lines may have interests with respect to issuers of voting securities that could appear to or even actually conflict with BACAP's duty, in the proxy voting process, to act in the best economic interest of its clients.

Within BACAP

Conflicts of interest may also arise from the business activities of BACAP. For example, BACAP might manage (or be seeking to manage) the assets of a benefit plan for an issuer. BACAP may also be presented with an actual or apparent conflict of interest where proxies of securities issued by BAC or the Nations Funds, for which BACAP serves as investment adviser, are to be voted for a client's account.

Management of Conflicts

BACAP's policy is to always vote proxies in the best interests of its clients, as a whole, without regard to its own self-interest or that of its affiliates. BAC as well as BACAP has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

      o BAC's enterprise-wide Code of Ethics specifically prohibits the flow of certain business-related information between associates on the commercial and/or investment banking side of the corporation and associates charged with trust or (as in the case of BACAP associates) non-trust fiduciary responsibilities, including investment decision-making and proxy voting.

            o In addition, BAC has adopted "Global Policies and Procedures Regarding Information Walls and Inside Information." Pursuant to these policies and procedures, "information barriers" have been established between various BAC business lines designed to prohibit the passage of certain information across those barriers.

      o Within BACAP, the BACAP Code of Ethics affirmatively requires that associates of the firm act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate's interests and those of BACAP's clients.

      o By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Team and the Proxy Committee undertakes:

            1. To disclose to the Managing Director (Operations) or chairperson of the Proxy Committee, respectively, any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer's or dissident's management or otherwise) in determining whether or how BACAP shall vote proxies; and

            2. To refrain from taking into consideration, in the decision as to whether or how BACAP shall vote proxies:

                  o The existence of any current or prospective material business relationship between BACAP, BAC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand; and/or

                  o Any direct, indirect or perceived influence or attempt to influence such action which the member views as being inconsistent with the purpose or provisions of this Policy or the BAC or BACAP Codes of Ethics.

Where a material conflict of interest is determined to have arisen in the proxy voting process which may not be adequately mitigated by voting in accordance with the predetermined Voting Guidelines, BACAP's policy is to invoke one or more of the following conflict management procedures:

1. Convene the Proxy Committee for the purpose of voting the affected proxies in a manner that is free of the conflict.

2. Causing the proxies to be voted in accordance with the recommendations of a qualified, independent third party, which may include BACAP's proxy service provider.

3. In unusual cases, with the client's consent and upon ample notice, forwarding the proxies to BACAP's clients so that they may vote the proxies directly.

Alternative Investment Proxies and Consents

Introduction

BACAP clients may invest in securities ("Alternative Investments") issued by alternative investment vehicles (i.e., hedge funds, private equity funds, and other alternative investment pools) that are structured as private limited partnerships ("LPs"), limited liability companies ("LLC") or offshore corporations. Generally, BACAP's Alternative Investment Group ("AIG") is the platform through which BACAP provides advisory services relating to Alternative Investments.

The voting rights of Alternative Investments generally are rights of contract set forth in the limited liability company or limited partnership agreement, in the case of LLCs and LPs, or Memorandum and Articles of Association or Bylaws, in the case of offshore corporations. Also, as privately placed securities, Alternative Investments generally are not subject to the regulatory scheme applicable to public companies. Consequently, in most cases, proxies are not solicited regarding Alternative Investment vehicles. Instead, consents may be solicited from members, limited partners or shareholders.

Because of the unique characteristics of Alternative Investments, BACAP has a tailored process for voting Alternative Investment proxies and consents.

Process

The AIG Proxy Sub-Committee will vote all Alternative Investment proxies and consents in accordance with this Policy. The AIG Proxy Sub-Committee consists of AIG senior management, investment and operations professionals and its actions are subject to the supervision and oversight of the BACAP Proxy Committee. Conflicts of interest are to be monitored and resolved as set forth above in this Policy.

Availability of Policy and Proxy Voting Records to Clients

BACAP will initially inform clients of this Policy and how a client may learn of BACAP's voting record for the client's securities through summary disclosure in
Part II of BACAP's Form ADV. Upon receipt of a client's request for more information, BACAP will provide to the client a copy of this Policy and/or how BACAP voted proxies for the client pursuant to this Policy for up to a one-year period.

                                 "ATTACHMENT A"
                          BACAP PROXY VOTING GUIDELINES

The following guidelines are to be followed by the BACAP Proxy Team when voting proxies routinely solicited with respect to securities of public companies held in the accounts of BACAP advised clients. These guidelines are to be applied in conjunction with and subject to all provisions of BACAP's Proxy Voting Policy, including the provision of that Policy that all proxies that BACAP votes shall be voted in the best economic interest of its clients.

The guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals that have been approved and recommended for favorable action by the board of directors of publicly held companies other than investment companies. Part II deals with proposals submitted by shareholders for inclusion in the proxy statements of such companies, but which the companies' management and board of directors oppose.
Part III addresses proxies of both sorts regarding investment companies. Part IV deals with proxies and consents related to Alternative Investments.


I.    BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

      A.    MATTERS RELATING TO THE BOARD OF DIRECTORS

Proxies will be voted FOR the election of the company's nominees for director and FOR board-approved proposals on other matters relating to the board of directors (provided that such nominees and other matters have been approved by an independent nominating committee), except as follows:

      -     BACAP will WITHHOLD VOTES for one or more nominees for director if

            o     The board does not have a majority of independent directors;

            o The board does not have an audit committee comprised solely of independent directors; or

            - Issues as to director nominations and executive compensation are decided other than by approval of (i) a majority of all incumbent independent directors, or (ii) board committees comprised of a majority of such directors.

For these purposes, an "independent director" is a director who meets all requirements to serve as an independent director of a company under the then applicable listing standards of the company's principal market center (e.g., NYSE, AMEX, NASDAQ). Proxies will generally be voted on a CASE-BY-CASE BASIS on board-approved proposals where the board fails to meet these basic independence standards.


      - BACAP will vote on a CASE-BY-CASE BASIS in contested elections of directors.

      - BACAP may WITHHOLD VOTES ON A CASE-BY-CASE BASIS for nominees for director that have failed to observe good corporate governance practices or, through specific corporate action or inaction (e.g., failing to implement policies for which a majority of shareholders has previously cast votes in favor), have demonstrated a disregard for the interests of shareholders.

      - BACAP will vote AGAINST proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

      B.    CORPORATE GOVERNANCE

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to corporate governance (including director and officer liability and indemnity provisions; proxy contest advance notice and expense reimbursement provisions), except as follows:

      - BACAP will vote FOR proposals to provide or to restore shareholder appraisal rights.

      -     BACAP will usually vote AGAINST proposals:

            o     to eliminate cumulative voting; or

            o     that provide that

                  -     directors may be removed only for cause; or

                  - replacements to fill board vacancies may be voted on only by continuing directors.

      C.    COMPENSATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals relating to compensation or benefits issues relating to directors, executives or employees, except as follows:

      - Except where BACAP withholds votes for a majority of the nominees standing for election as directors, BACAP will vote FOR:

            - Compensation or benefit plans and arrangements (including severance arrangements), subject to the exceptions noted below.

            - Employee stock purchase plans that have the following features:

                  1. shares purchased under the plan are acquired for no less than 85% of their market value,

                  2. the offering period under the plan is 27 months or less, and

                  3.    dilution is 10% or less.

      - BACAP will vote AGAINST stock option plans that permit replacing or repricing of out-of-the-money options, and AGAINST any proposal to authorize the replacement or repricing of such options.

      - BACAP will vote AGAINST stock option plans that permit issuance of options with an exercise price below the stock's market price at time of issuance.

BACAP may vote AGAINST executive compensation or benefits (including severance) proposals on a CASE-BY-CASE BASIS where compensation is viewed by BACAP as being excessive in comparison with prevailing industry standards. In voting on proposals relating to executive compensation or benefits, BACAP will consider whether the proposal has been approved by an independent compensation committee (or a majority of all independent members) of the board.

      D.    CAPITALIZATION

BACAP will vote on a CASE-BY-CASE BASIS on board-approved proposals involving changes to a company's capitalization, except that where BACAP is not otherwise withholding votes for a majority of the nominees standing for election as directors:

      - BACAP will vote FOR proposals relating to the authorization of additional common stock, providing they are not excessively dilutive (except where such proposals relate to a specific transaction, in which case BACAP will vote on a CASE-BY-CASE BASIS).

      - BACAP will vote FOR proposals to effect stock splits (excluding reverse stock splits.)

      -     BACAP will vote FOR proposals authorizing share repurchase programs.


      E. ACQUISITIONS, MERGERS, REORGANIZATIONS AND OTHER RESTRUCTURING TRANSACTIONS

BACAP will vote on a CASE-BY-CASE BASIS on business transactions such as acquisitions, mergers, reorganizations, spin-offs, buyouts, liquidations and sale of all or substantially all of a company's assets.

      F.    TAKEOVER DEFENSE

BACAP will vote AGAINST board-approved proposals to adopt anti-takeover measures such as supermajority voting provisions, issuance of blank check preferred stock, the creation of a separate class of stock with disparate voting rights and charter amendments adopting control share acquisition provisions, except as follows:

      - BACAP will vote FOR proposals to opt out of control share acquisition statutes.

      - BACAP will vote on a CASE-BY-CASE BASIS on proposals to ratify or approve specific shareholder rights plans (commonly referred to as "poison pills") or "fair price" provisions.

      - BACAP will vote on a CASE-BY-CASE BASIS on proposals to change place of incorporation to a jurisdiction having anti-takeover laws or whose laws will have an adverse impact on shareholder rights or taxation issues.

      G.    OTHER BUSINESS MATTERS

BACAP will vote FOR board-approved proposals approving routine business matters such as changing the company's name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting, except as follows:

      - BACAP will vote on a CASE-BY-CASE BASIS on proposals to amend a company's charter or bylaws.

      - BACAP will vote AGAINST authorization to transact other unidentified, substantive business at the meeting.

      - BACAP will vote on a CASE-BY-CASE BASIS on all other business matters where BACAP is otherwise withholding votes for the entire board of directors.

BACAP will determine, on a CASE-BY-CASE BASIS, whether and how to vote on "bundled" or otherwise conditioned proposals, depending on the overall economic effects upon shareholders.


II.   SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

      - BACAP will vote FOR shareholder proposals to declassify a board absent special circumstances that would indicate that shareholder interests are better served by a classified board structure.

      - BACAP will vote FOR shareholder proposals to require shareholder approval or ratification of shareholder rights plans and/or anti-greenmail provisions.

      - BACAP will vote on a CASE-BY-CASE BASIS on proposals requiring shareholder approval or ratification of executive severance arrangements.

      - BACAP will vote FOR shareholder proposals that are consistent with BACAP's voting proxy guidelines for board-approved proposals.

      - BACAP will vote on a CASE-BY-CASE BASIS on other shareholder proposals where BACAP is otherwise withholding votes for a majority of the nominees standing for election as directors.

      - BACAP will generally ABSTAIN from voting on shareholder proposals predominantly involving social, socio-economic, environmental, political or other similar matters on the basis that their impact on share value can rarely be anticipated with any high degree of confidence. BACAP may, on a CASE-BY-CASE BASIS, vote:

            o FOR proposals seeking inquiry and reporting with respect to, rather than cessation or affirmative implementation of, specific policies where the pertinent issue warrants separate communication to shareholders.

            o FOR or AGAINST the latter sort of proposal in light of the relative benefits and detriments (e.g. distraction, costs, other --- ------- burdens) to share value which may be expected to flow from passage of the proposal

III.  INVESTMENT COMPANY MATTERS

      A.    BOARD-APPROVED PROPOSALS

Proxies will generally be voted FOR board-approved proposals, except as follows:

      - BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

            -     Contested elections of directors.

            - Approval of investment advisory and/or distribution agreements.

            -     Approval of distribution plans.

            -     Issuance of preferred stock.

            -     Conversion of the company from closed-end to open-end form.

            -     Changes in the "fundamental policies" of the company.

            -     Change in the state or form of organization of the company.

            - Mergers, acquisitions, reorganizations, liquidations or sales of all or substantially all of the assets of the company.


      B.    SHAREHOLDER PROPOSALS

BACAP will generally vote IN ACCORDANCE WITH THE RECOMMENDATION OF THE COMPANY'S BOARD OF DIRECTORS on all shareholder proposals, except as follows:

      - BACAP will vote on a CASE-BY-CASE BASIS regarding the following matters:

            - Proposals to terminate or to submit investment advisory and/or distribution agreements for competitive bidding.

            -     Conversion of the company from closed-end to open-end form.

IV.   BACAP ALTERNATIVE INVESTMENT GROUP ("AIG") MATTERS

         The AIG Proxy Sub-Committee generally will vote in accordance with the guidelines set forth in Sections I, II, and III above. With respect to matters that are not addressed by the guidelines, the AIG Proxy Sub-Committee will vote each such matter on a CASE-BY-CASE basis.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                   Registrant Purchases of Equity Securities*

                                      (a)               (b)                 (c)                      (d)
                                                                      Total Number of         Maximum Number of
                                                                    Shares Purchased as      Shares that May Yet
Period                           Total Number      Average Price    Part of Publically       Be Purchased Under
                                   of Shares      Paid Per Share      Announced Plans       the Plans or Programs
--------------------------------------------------------------------------------------------------------------------
07/01/04 through 07/31/04            1,654            $12.96               1,654                     N/A

08/01/04 through 08/31/04            1,556            $13.06               1,556                     N/A

09/01/04 through 09/30/04            1,519            $13.27               1,519                     N/A

10/01/04 through 10/31/04            1,532            $13.13               1,532                     N/A

11/01/04 through 11/30/04            1,394            $14.48               1,394                     N/A

12/01/04 through 12/31/04            1,063            $14.76               1,063                     N/A
--------------------------------------------------------------------------------------------------------------------

Total                                8,718            $13.52               8,718                     N/A
--------------------------------------------------------------------------------------------------------------------

* Includes shares purchased by the Dividend Reinvestment Agent pursuant to the Registrant's Dividend Reinvestment Plan.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, since those procedures were last disclosed in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive officer and principal financial officers, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant's management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

      (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal half year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Hatteras Income Securities, Inc.
             ----------------------------------------------------

By (Signature and Title)  /s/ Christopher L. Wilson
                         -----------------------------------------------------
                         Christopher L. Wilson, President


Date: March 1, 2005

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)   /s/ Christopher L. Wilson
                         -----------------------------------------------------
                          Christopher L. Wilson, President

Date: March 1, 2005


By (Signature and Title)   /s/ J. Kevin Connaughton
                         -----------------------------------------------------
                          J. Kevin Connaughton, Treasurer

Date: March 1, 2005